EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 20, 2002, included in EMCOR Group, Inc.'s Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in this registration statement.




                                        /s/ Arthur Andersen LLP
                                        -----------------------
                                        ARTHUR ANDERSEN LLP


Stamford, Connecticut
April 18, 2002